                                                                    Exhibit 10.8

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]

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                                                                  EXECUTION COPY
                                                                  --------------

              THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (#4)
              ---------------------------------------------------

     This Third Amendment, effective this 10th day of February 1999, is made and entered into by and between the New York Blood Center, Inc. ("NYBC"), a New York not-for-profit corporation, having an office at 310 east 67th Street, New York, New York 10021 and V.I. Technologies, Inc. (formerly known as Melville Biologics, Inc.) a Delaware corporation, having an office at 155 Duryea Road, Melville New York 11747 ("LICENSEE").

     WHEREAS, NYBC and LICENSEE entered into an Exclusive License Agreement (#4) for Virally Inactivated Fibrin Sealant/Thrombin Products, effective October 26, 1995 and thereafter entered into an Amendment dated September 27, 1996, and a Second Amendment dated January 1, 1998 (collectively the "Agreement"); and

     WHEREAS, the parties wish to make further changes to the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement and in this Third Amendment and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Paragraph 3.6 of the Agreement is hereby deleted and replaced with the following:

     NYBC agrees that in lieu of (a) filing an application to sell PRODUCT in the U.S.A. with the appropriate government agency, or (b) paying NYBC ***************************** ******************* no later than December 31,
1998, LICENSEE shall pay to NYBC
************************************************* in three installments as follows: a first installment of ***************************** due no later than January 4, ****, a


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

["****" indicates material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.]



second installment of ***************************** due no later than April 1, **** and a Third Installment of ***************************** due no later than July 1, ****. NYBC agrees that if LICENSEE makes the payments set forth in this Paragraph, LICENSEE shall retain the exclusive license granted to it pursuant to Paragraph 2.1.

     2. This Third Amendment shall be deemed incorporated into the Agreement in full and to be an integral part thereof as though fully set forth therein. With the exception of this Third Amendment, all other provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed as of the Effective Date.

NEW YORK BLOOD CENTER      V.I. TECHNOLOGIES, INC.


By:                        By:
   --------------------       --------------------

Name:                      Name:
     ------------------         ------------------

Title:                     Title:
      -----------------          -----------------



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